Exhibit 10.184

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

CALIFORNIAKIDS

MEDICAL SERVICES AGREEMENT

CALIFORNIAKIDS

MEDICAL SERVICES AGREEMENT

TABLE OF CONTENTS

I.	RECITALS

II.	DEFINITIONS

III.	RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

IV.	PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

V.	BLUE CROSS SERVICES AND RESPONSIBILITIES

VI.	ELIGIBILITY LISTINGS

VII.	COMPENSATION TO PARTICIPATING MEDICAL GROUP

VIII.	ENROLLMENT PROTECTION

IX.	PROFESSIONAL SERVICES RENDERED TO MEMBERS WHO ARE INPATIENTS

X.	TERM OF AGREEMENT TERMINATION

XI.	ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

XII.	CALIFORNIAKIDS MEMBER GRIEVANCE SYSTEM

XIII.	MISCELLANEOUS PROVISIONS

EXHIBITS

Exhibit A	Division of Financial Responsibilities
Exhibit B	Criteria for Satellites
Exhibit C	Facilities
Exhibit D	CALIFORNIAKIDS Contracting Hospitals (Outpatient Services only)
Exhibit E	Administrative Responsibilities of PARTICIPATING MEDICAL GROUP
Exhibit F	Criteria for PARTICIPATING MEDICAL GROUPS
Exhibit G	Ambulatory Services Encounters
Exhibit H	Physician Fee Schedule
Exhibit I	Capitation

CALIFORNIAKIDS

MEDICAL SERVICES AGREEMENT

This AGREEMENT is effective on 2-1-00 between

BLUE CROSS OF CALIFORNIA and Affiliates (jointly and severally “BLUE CROSS”) and Gateway Medical Group Inc. (“PARTICIPATING MEDICAL GROUP”)

I.              RECITALS

1.01                           BLUE CROSS is a California corporation licensed by the California Commissioner of Corporations to operate a health care service plan pursuant to the Knox-Keene Health Care Service Plan Act of 1975 and the Rules of the California Commissioner of Corporations promulgated thereunder (California Health & Safety Code, Sections 1340 to 1399-64 and California Code of Regulations, Sections 1300.43 to 1300.99, collectively, the “Knox-Keene Act”), including without limitation to issue Benefit Agreements covering the provision of health care services and to enter into agreements with PARTICIPATING MEDICAL GROUP.

1.02                           PARTICIPATING MEDICAL GROUP is a                                                                                             , a legal entity organized under the laws of the State of California and comprised of physicians who desire to provide and arrange for health services to persons who are enrolled in BLUE CROSS CALIFORNIAKIDS Program.

II.            DEFINITIONS

2.01                           “Affiliate” means a corporation or other organization owned or controlled, either directly or through parent or subsidiary corporations, by BLUE CROSS, or under common control with BLUE CROSS.

2.02                           “Benefit Agreement” means the written agreement entered into between BLUE CROSS and CALIFORNIAKIDS HEALTHCARE FOUNDATION, INC., a California non-profit public benefit corporation, under which BLUE CROSS provides, indemnifies, or administers health benefits to persons enrolled in the CALIFORNIAKIDS Program.

2.03                           “CALIFORNIAKIDS Coordinator” means an employee of PARTICIPATING MEDICAL GROUP as set forth in Section 4.19.

2.04                           “CALIFORNIAKIDS Program” means the managed care health maintenance organization or children of low income families, offered by BLUE CROSS under contract with CALIFORNIAKIDS HEALTHCARE FOUNDATION, INC.

2.05                           “CALIFORNIAKIDS Quality Management Representative” means an employee of BLUE CROSS responsible for the CALIFORNIAKIDS Quality Management Program.

2.06                           “Capitation” means a uniform prepayment fee per Member per month.

2.07                           “Capitation Services” means all CALIFORNIAKIDS Covered Medical Services which are not otherwise defined or otherwise designated as the responsibility of BLUE CROSS in the Division of Medical Responsibilities (Exhibit A hereto).

2.08                           “Covered Medical Services” means the services and benefits covered under the Benefit Agreement.  A matrix of financial responsibility for services and benefits to Members enrolled in the CALIFORNIAKIDS Program is set forth in Exhibit A.

2.09                           “Customary and Reasonable Charges” (C&R) means:

A.                                   “Customary” means the fee that falls within the range of prevailing fees charged by physicians and surgeons or other licensed providers of the same service within the same area for the performance of a specific service or procedure, and

B.                                     “Reasonable” means the fee that meets the requirements of Customary and is justified considering complications or special circumstances with respect to the performed services of procedure

C&R charges are determined by BLUE CROSS.

2.10                           “Emergency” means a sudden unexpected onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, sudden and unexpected severe pain such that the absence of immediate medical attention could reasonably result in any of the following:

A.                                   Placing the patients health in serious jeopardy,

B.                                     Serious impairment to bodily functions,

C.                                     Other serious medical consequences, or

D.                                    Serious and or permanent dysfunction of any bodily organ or part.

2.11                           “Extension of Benefits” means extended benefits which may be available to Members who are totally disabled on the date of termination of their Benefit Agreement.  Extended benefits shall have the meaning set forth in the agreement applicable to the Member.

2.12                           “Health Professional” means any of the following:  A doctor of medicine or osteopathy, licensed to practice medicine or osteopathy where the care is received, or a dentist, an optometrist, a podiatrist or chiropodist, a clinical psychologist, a chiropractor, a clinical social worker, a marriage family and child counselor, a physical therapist, a speech pathologist, an audiologist, an occupational therapist, a physician assistant, a registered nurse, a nurse practitioner and/or nurse midwife providing services within the scope of practice as defined by the appropriate clinical License and or regulatory board.

2.13                           “Healthcare Facility” means a facility licensed pursuant to Section 1250 et. seq. of the California Health and Safety Code.

2.14                           “Independent Practice Association” means an incorporated association of independent physicians which has entered into an agreement with BLUE CROSS to provide and arrange for health services to Members.

2.15                           “Institutional Services” means those healthcare facility services provided and billed by a duly licensed Healthcare Facility exclusive of any professional services).

2.16                           “Medically Necessary” means services or supplies which, under the provisions of this Agreement, are determined to be:

A.                                   Appropriate and necessary for the symptoms, diagnosis or treatment of the medical condition, and;

B.                                     Provided for the diagnosis of direct care and treatment of the medical condition, and;

C.                                     Within standards of good medical practice within the organized medical community, and;

D.                                    Not primarily for the convenience of the Member, the Member’s physician, or another provider, and;

E.                                      The most appropriate supply or level of service which can safely be provided.  For hospital stays, this means that acute care as an inpatient is necessary due to the kinds to services the Member is receiving or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or in a less intensified medical setting.

2.17                           “Member” means an individual who has qualified and is covered by a CALIFORNIAKIDS Benefit Agreement.

2.18                           “Out-of-Area Emergency Services” means Emergency services which are rendered to a Member at a distance of more than twenty (20) miles from the medical offices of PARTICIPATING MEDICAL GROUP or the Satellite Facility to which the Member is assigned.  When PARTICIPATING MEDICAL GROUP is organized as in Independent Practice Association, Out-of-Area Emergency Services are those Emergency services which are rendered to a Member at a distance of more than twenty (20) mile radius from a hospital designated in Exhibit D.

2.19                           “PARTICIPATING MEDICAL GROUP Physician” means a duly licensed physician who is a shareholder, partner, associate, contractor or employee of PARTICIPATING MEDICAL GROUP.

2.20                           “Primary Care Physician” means the PARTICIPATING MEDICAL GROUP physician responsible for coordinating and controlling the delivery of Covered Medical Services to the Member.  Primary Care Physicians include general and family practitioners, internists and pediatricians, and such other specialists as BLUE CROSS may approve in writing to be designated Primary Care Physicians.

2.21                           “Quality Management Program” means a program which provides review by physicians and other health professionals of the appropriateness and adequacy of the delivery of health services.

2.22                           “Referral Services” means Capitation Services which are rendered to Members through referral as authorized by PARTICIPATING MEDICAL GROUP Physicians.

2.23                           “Satellite Facility” means a medical facility separate from PARTICIPATING MEDICAL GROUP’s principal place of business.  Which is dependent upon, and responsible to PARTICIPATING MEDICAL GROUP.  It is a facility that meets the CALIFORNIAKIDS Satellite Criteria set forth in Exhibit B and is approved by BLUE CROSS prior to being designated a CALIFORNIAKIDS Satellite Facility.

2.24                           “Service Area” means the geographical area within a thirty (30) mile radius of the medical offices of PARTICIPATING MEDICAL GROUP or any Satellite Facility to which the Member is assigned, or in the case of an Independent Practice Association, the medical office of the PARTICIPATING MEDICAL GROUP Physician.  The designation of a particular geographical area shall not be construed as giving PARTICIPATING MEDICAL GROUP an exclusive right to that Service Area.

2.25                           “Utilization Management Program” means a program approved by BLUE CROSS and designed to review and manage the utilization of Covered Medical Services.

III.           RELATIONSHIP BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

3.01                           BLUE CROSS and PARTICIPATING MEDICAL GROUP are independent entities.  Nothing in this Agreement shall be construed, or be deemed to create, a relationship of employer and employee or principal and agent, or any relationship other than that of independent parties contracting with each other solely for the purpose of carrying out the provisions of this Agreement.

3.02                           BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP Physicians shall maintain a physician-patient relationship with each Member assigned to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP shall be solely responsible to the Member for treatment and medical care with respect to the provision of Capitation Services.

3.03                           Nothing in this Agreement is intended to be construed, or be deemed to create, any rights of remedies in any third party including, but not limited to, a Member or a provider of services, other than PARTICIPATING MEDICAL GROUP.

IV.           PARTICIPATING MEDICAL GROUP SERVICES AND RESPONSIBILITIES

PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physicians agree:

4.01                           To promptly provide or arrange for available and accessible CALIFORNIAKIDS Covered Medical Services for each Member enrolled in the CALIFORNIAKIDS Program and assigned to PARTICIPATING MEDICAL GROUP, in accordance with that Member’s Benefit Agreement and this Agreement, and to provide those services in and through the facilities designated in Exhibit C and further, to coordinate the Member’s admission to a Healthcare Facility in the event the Member requires services as an inpatient.

4.02                           In the event the Member requires hospitalization, to arrange to have the Member admitted to one of the hospitals listed in Exhibit D.

4.03                           To comply with all CALIFORNIAKIDS administrative policies and procedures in the areas listed in Exhibit E as set forth in the CALIFORNIAKIDS Operations Manual (incorporated by reference) and to comply with all applicable state and federal laws and regulations relating to the delivery of Covered Medical Services.

4.04                           To assure that Members shall not be subject to discrimination in access to Covered Medical Services PARTICIPATING MEDICAL GROUP shall comply with State of California non-determination requirements.

4.05                           To maintain a sufficient number of Primary Care Physicians to guarantee that there is the equivalent of at least one full-time Primary Care Physician to each two thousand (2,000) Members served by PARTICIPATING MEDICAL GROUP.  All Primary Care Physicians shall be PARTICIPATING MEDICAL GROUP Physicians.

4.06                           To use a referral request process by which Capitation Services are to be rendered by Health Professionals other than the Member’s Primary Care Physician, including PARTICIPATING MEDICAL GROUP Physicians or other Health Professionals who do not belong to PARTICIPATING MEDICAL GROUP.  This process shall assure that:

(1)                                  All Health Professionals who provide Referral Services follow appropriate billing procedures.

(2)                                  That the Health Professional must look only to PARTICIPATING MEDICAL GROUP for payment of Covered Medical Services and shall not bill the Member, except for applicable co-payments and for non-Covered Medical Services.

(3)                                  Primary Care Physicians who determine that a referral is necessary, may issue a referral without the prior authorization of PARTICIPATING MEDICAL GROUP’s Utilization Management Program to physicians in the following specialties: Cardiology, Dermatology, Endocrinology, Ear, Nose and Throat, Gastroenterology, General Surgery, Hematology, Neurology, Obstetrics-Gynecology, Oncology, Ophthalmology, Orthopedic Surgery, Podiatry, Routine Laboratory, Routine X-ray and Urology.

(4)                                  For referrals to specialists or providers, or services other than those listed in (3) above, PARTICIPATING MEDICAL GROUP shall review and issue an authorization or dental of a request for referral within five (5) business days of receipt of such request or admission to hospital.

4.07                           To promptly provide, arrange through referral, or authorize all Capitation Services, and further, to accept full financial responsibility for all Capitation Services provided, authorized or arranged through referral by PARTICIPATING MEDICAL GROUP in accordance with the provisions of this Agreement.

4.08                           To accept the monthly Capitation payment from BLUE CROSS as payment in full for Capitation Services (including all Referral Services) provided or arranged hereunder, and not to seek additional payments or compensation from Members for Covered Medical Services.  The foregoing restriction shall not apply to co-payments, which may be collected by PARTICIPATING MEDICAL GROUP in accordance with the applicable provisions of the Benefit Agreement(s), nor shall it apply to billings and collections with respect to non-Covered Medical Services rendered to Members by PARTICIPATING MEDICAL GROUP.  However, to the extent that PARTICIPATING MEDICAL GROUP’s billing office is aware of the Member’s payment responsibility, PARTICIPATING MEDICAL GROUP agrees to advise the Member of that payment responsibility prior to rendering any service requiring a co-payment, or any non-Covered Medical Service.

If PARTICIPATING MEDICAL GROUP should receive any surcharge or payment from a Member, in addition to those permissible charges set forth above, PARTICIPATING MEDICAL GROUP shall promptly refund the full amount thereof to the Member.

4.09                           To never charge any Member for any health service which has been deemed not Medically Necessary or not appropriate after utilization review by PARTICIPATING MEDICAL GROUP, unless the Member specifically requests the service and acknowledges in writing that the service is not a Covered Medical Service under the Member’s Benefit Agreement.

4.10                           To accept any and all Members who select PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Article XIII.  MISCELLANEOUS PROVISIONS Section 13.08 herein, or that it anticipates reaching such maximum within ninety (90) days from the date of the notice to BLUE CROSS.  The maximum capacity of PARTICIPATING MEDICAL GROUP designated in Article XIII shall be reduced only upon ninety (90) days written notice to BLUE CROSS.  The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.

4.11                           That all information shall be provided to each party to this Agreement pursuant to procedures designed to protect the confidentiality of patient medical records in accordance with applicable legal requirements, recognized standards of professional practice and generally accepted procedures followed by health maintenance organizations (HMOs).

4.12                           BLUE CROSS shall be access all reasonable times upon demand to the books, records and papers of PARTICIPATING MEDICAL GROUP relating to the services PARTICIPATING MEDICAL GROUP provides to Members to the cost thereof, and to payments PARTICIPATING MEDICAL GROUP receives from Members or others on their behalf.  PARTICIPATING MEDICAL GROUP shall maintain such records and provide such information to BLUE CROSS the Commissioner of Corporations as may be necessary for BLUE CROSS compliance with the requirements of the Knox-Keene Act.  PARTICIPATING MEDICAL GROUP shall maintain such records for at least five (5) years, and such obligations shall not be terminated upon a termination of this Agreement, whether by rescission or otherwise.

4.13                           To maintain financial reserves adequate to cover all risks assumed by PARTICIPATING MEDICAL GROUP hereunder, including, but not limited to, unanticipated claims for Referral Services that are the potential responsibility of PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with audited financial statements of PARTICIPATING MEDICAL GROUP no later than three (3) months after the end of its fiscal year, and, BLUE CROSS shall maintain strict confidentiality of said records.  Audited financial statements shall illustrate net operating surplus or profit (after taxes).  Documents shall include the following:

(1)           Balance sheets

(2)           Statements of revenues and expenses

(3)           Statements of cash flow

PARTICIPATING MEDICAL GROUP further agrees that BLUE CROSS shall have the right to require audited financial statements, in addition to the latest fiscal year, at any time, upon request, with reasonable notice, if BLUE CROSS pays for the audit.

4.14                           To provide patent education of the subjects of wellness and disease prevention.

4.15                           To permit the Medical Director of BLUE CROSS of an authorized employee of [ILLEGIBLE] BLUE CROSS, and any governmental agency serving jurisdiction over BLUE CROSS, upon written notice of not less than ten (10) working days, to inspect the premises and equipment of PARTICIPATING MEDICAL GROUP and review all operational phases of the Covered Medical Services provided to Members, including medical records of PARTICIPATING MEDICAL

GROUP, as authorized by each Member.  BLUE CROSS shall arrange for copies of any documents requested, at BLUE CROSS expense.

4.16                           Upon termination of this Agreement, PARTICIPATING MEDICAL GROUP shall, upon advance written notice from BLUE CROSS, make available to BLUE CROSS and permit BLUE CROSS to copy, at BLUE CROSS expense, the medical records of each Member who has been assigned to PARTICIPATING MEDICAL GROUP.

4.17                           To require each PARTICIPATING MEDICAL GROUP Physician to agree to provide Capitation Services, in accordance with the provisions of this Agreement, and further, to coordinate Member’s admission to a hospital(s) listed in Exhibit D.

4.18                           To provide a Primary Care Physician selected by the Member to oversee the continuity of care for each Member who appears on PARTICIPATING MEDICAL GROUP’s Eligibility Report.

4.19                           To provide a CALIFORNIAKIDS Coordinator who will create a liaison with BLUE CROSS and assist Members in accordance with the procedures set forth in the CALIFORNIAKIDS Operations Manual, and who will be available to Members during all regular office hours of PARTICIPATING MEDICAL GROUP for the purpose of assisting Members to resolve any problems which may arise or be perceived by the Member.

4.20                           To notify BLUE CROSS within fifteen (15) days concerning:

A.                                   Any material change in the bylaws, membership, ownership or officers of PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement.

B.                                     Any legal or governmental action initiated against a PARTICIPATING MEDICAL GROUP Physician or against PARTICIPATING MEDICAL GROUP which might affect BLUE CROSS or this Agreement including, but not limited to any change in PARTICIPATING MEDICAL GROUP Physician(s) licensure, insurance, certification, malpractice, disciplinary experience or physical or mental health status.

C.                                     Any other situation that may interfere with PARTICIPATING MEDICAL GROUP’s duties and obligations under this Agreement.

4.21                           To obtain BLUE CROSS’ prior written approval for any literature related to CALIFORNIAKIDS and intended for Members.

4.22                           To only engage the Referral Services of duly licensed board certified consultants, specialists and duly certified allied health professionals, responsible for delivering CALIFORNIAKIDS Covered Medical Services to Members.  A list of all referral physicians to whom PARTICIPATING MEDICAL GROUP refers Members for Referral Services shall be provided to BLUE CROSS upon request.

4.23                           To ensure that all PARTICIPATING MEDICAL GROUP Physicians and all PARTICIPATING MEDICAL GROUP employees responsible for delivering Covered Medical Services to Members, continually meet all applicable state laws and regulations and all legal standards of care.

4.24                           To continually meet all criteria for PARTICIPATING MEDICAL GROUPS, set forth in Exhibit ? and to continually meet all criteria for Satellite Facilities, (if applicable) set forth in Exhibit B.

4.25                           That PARTICIPATING MEDICAL GROUP will not request, demand, require or otherwise seek the transfer or removal of any Member from the care of PARTICIPATING MEDICAL GROUP, based on that Member’s need of, or utilization of, Medically Necessary services.

4.26                           That BLUE CROSS and PARTICIPATING MEDICAL GROUP respectively acknowledge that the authority and responsibility for coordination of benefits shall be carried out in accordance with the provisions set forth in the Benefit Agreements and the CALIFORNIAKIDS Operations Manual.

4.27                           To maintain appropriate insurance programs or policies as follows:

PARTICIPATING MEDICAL GROUP agrees to maintain professional liability insurance, or other risk protection program, acceptable as defined under A and B below to BLUE CROSS.  Notification by PARTICIPATING MEDICAL GROUP of cancellation or material modification of the coverage under such professional liability insurance or other risk protection program is to be made to BLUE CROSS within thirty (30) days prior to any cancellation or modification Copies of the agreements or documents evidencing professional liability insurance or other risk protection required under this section shall be provided to BLUE CROSS upon execution of this Agreement.

A.                                   Professional Liability Insurance

The coverage to be provided under this section shall be in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one (1) incident, THREE MILLION DOLLARS ($3,000,000.00) annual aggregate, PARTICIPATING MEDICAL GROUPs which are organized as Independent Practice Associations shall ensure that PARTICIPATING MEDICAL GROUP Physicians maintain professional liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident, THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.  Furthermore, PARTICIPATING MEDICAL GROUPs organized as Independent Practice Associations shall maintain directors and officers liability insurance in minimum amounts of ONE MILLION DOLLARS ($1,000,000.00) for any one incident, THREE MILLION DOLLARS ($3,000,000.00) annual aggregate.

B.            Other Insurance

(1)                                  General Liability Insurance.  In addition to Subsection A, above PARTICIPATING MEDICAL GROUP shall also maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including no less than ONE HUNDRED THOUSAND DOLLARS ($100,000.00) for PARTICIPATING MEDICAL GROUP’s property, together with combined single limit bodily injury and property damage insurance of not less that SIX HUNDRED THOUSAND DOLLARS ($600,000.00).

(2)                                  Worker’s Compensation.  PARTICIPATING MEDICAL GROUP’s employees shall be covered by Worker’s Compensation Insurance in an amount and form meeting all requirements of applicable provisions of the California Labor Code.

4.28                           That PARTICIPATING MEDICAL GROUP facilities shall be reasonably accessible to the physically handicapped.

4.29                           That all Covered Medical Services, (including consultation and Referral Services), ambulatory care services diagnostic laboratory, diagnostic imaging and preventive health services shall be available to Members a minimum of forty (40) hours per week, except for weeks including holidays.  The foregoing services shall be available beyond normal business hours during additional hours to be scheduled by PARTICIPATING MEDICAL GROUP.

4.30                           To promptly provide, arrange or authorize all Emergency services for each Member assigned to PARTICIPATING MEDICAL GROUP.  Authorization of any Emergency services, as set forth in Section 2.10 herein, shall not be withheld by PARTICIPATING MEDICAL GROUP regardless of whether PARTICIPATING MEDICAL GROUP is notified within forty-eight (48) hours from the time such Emergency services were rendered.  PARTICIPATING MEDICAL GROUP shall comply with all requirements set forth in California Health and Safety Code Section 1371.4(a)(4).

4.31                           That PARTICIPATING MEDICAL GROUP shall manage and facilitate access to Emergency services within a twenty (20) mile radius of each Satellite Facility and PARTICIPATING MEDICAL GROUP’s main facility: at all times, twenty-four (24) hours a day seven (7) days a week.

4.32                           To adopt and maintain a Quality Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow on-site review(s) of its Quality Management Program by BLUE CROSS staff.

A.                                   The Quality Management Program shall:

(1)  Provide for Quality Management review by PARTICIPATING MEDICAL GROUP Physicians and other Health Professionals.

(2)  Provide for review of all services provided to Members by PARTICIPATING MEDICAL GROUP.

(3)  Stress health outcomes by providing health education and wellness programs for Members.

B.                                     The Quality Management Program shall include, but not be limited to the following activities:

(1)  Credentialing, recredentialing and peer review of all PARTICIPATING MEDICAL GROUP Physicians and allied Health Professional providers.

(2)  Credentialing, recredentialing and peer review of all Health Professionals or providers under contract with or employed by PARTICIPATING MEDICAL GROUP.

(3)  Incident identification and risk management.

(4)  Member grievance resolution.

(5)  General and focused health care audits.

(6)  Development and implementation of appropriate recommendations.

(7)  Documentation of remedial procedures for instances of inappropriate or substandard service(s) and/or failure to provide needed Medically Necessary Covered Medical Service(s).

C.                                     BLUE CROSS shall validate PARTICIPATING MEDICAL GROUP’s development and implementation of the Quality Management Program through regular audit activities in accordance with the CALIFORNIAKIDS Operations Manual and as follows:

(1)  BLUE CROSS, Quality Management Department shall review PARTICIPATING MEDICAL GROUP’s Quality Management Program on an annual basis through a scheduled on-site audit.

(2)  The BLUE CROSS Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)  PARTICIPATING MEDICAL GROUP shall take corrective action to eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)  BLUE CROSS shall conduct follow-up reviews as necessary.

D.                                    PARTICIPATING MEDICAL GROUP shall:

(1)  Make available to BLUE CROSS all minutes and notes from any and all Quality Management Committees and/or activities which specifically relate to Members.

(2)  Provide BLUE CROSS with access to all PARTICIPATING MEDICAL GROUP Quality Management data directly or indirectly relating to Members.

(3)  Make available to BLUE CROSS all composite Quality Management Program data which include Members in the composite data set and provide such detail as is available regarding those Members.

(4)  Make known to BLUE CROSS any and all actions taken against a PARTICIPATING MEDICAL GROUP Physician when such action is the result of deficiencies in quality of medical care.

(5)  Provide the BLUE CROSS Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Quality Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(6)  Permit BLUE CROSS to evaluate and utilize the data obtained from the Quality Management Program in a manner that satisfies BLUE CROSS, requirements for quality assurance, for BLUE CROSS internal use only.

(7)  Implement any necessary changes in procedures, in order to fully comply with all quality assurance standards, as mutually agreed by the parties, and provide BLUE CROSS with the minutes of Quality Management Committee meetings and reviews that relate to Members.

(8)  Report to BLUE CROSS quarterly on activities or actions of PARTICIPATING MEDICAL GROUP’s Quality Management Committee as such activities or actions relate to Members.

4.33                           To adopt and maintain a Utilization Management Program consistent with BLUE CROSS standards and approved by BLUE CROSS.  This program will cover all Covered Medical Services provided or arranged by PARTICIPATING MEDICAL GROUP for Members.  PARTICIPATING MEDICAL GROUP agrees to allow on-site review(s) of the Utilization Management Program by BLUE CROSS staff.

A.            The Utilization Management Program shall:

(1)  Include the development and implementation of appropriate recommendations.

(2)  Include documentation as described in the CALIFORNIAKIDS Operations Manual of remedial procedures for instances of inappropriate or substandard services(s) and or failure to provide Medically Necessary Covered Medical Services.

(3)  Assure that PARTICIPATING MEDICAL GROUP’s primary consideration is the quality of services rendered to Members.

(4)  Assure that all services provided to Members are Medically Necessary.

(5)  Work closely with Healthcare Facilities to assure continuity of care for Members receiving inpatient services.

(6)  Encompass outpatient and ancillary care.

(7)  Utilize prospective, concurrent, and retrospective review.

(8)  Assure that all adverse utilization review decisions are made by a licensed physician, and no denial of a requested service shall be made except by a licensed physician, experienced in the area being reviewed.  Denial decisions shall be provided to Members in writing.

(9)  Permit BLUE CROSS to have access to all PARTICIPATING MEDICAL GROUP Utilization Management data directly or indirectly relating to Members.

B.                                     BLUE CROSS shall valuate PARTICIPATING MEDICAL GROUP’s development and implementation of the Utilization Management Program through regular audit activities in accordance with the CALIFORNIAKIDS Operations Manual and as follows:

(1)  BLUE CROSS, Quality Management Department shall review PARTICIPATING MEDICAL GROUP’s Utilization Management Program on an annual basis through a scheduled on-site audit.

(2)  The BLUE CROSS Quality Management Representative shall notify PARTICIPATING MEDICAL GROUP of any deficiencies or areas needing improvement.

(3)  PARTICIPATING MEDICAL GROUP shall take corrective action on eliminate any deficiencies in areas needing improvement within a reasonable period of time.

(4)  BLUE CROSS shall conduct follow-up reviews as necessary.

C.                                     PARTICIPATING MEDICAL GROUP shall:

(1)  Make available to BLUE CROSS all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

(2)  Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)  Provide the BLUE CROSS Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion attend.  The BLUE CROSS Medical Director shall notify the PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

4.34                           To provide BLUE CROSS, on a monthly basis, all ambulatory patient encounter data either directly or through PARTICIPATING MEDICAL GROUP’s billing agent in the format as shown in Exhibit G.

4.35                           That all financial terms of this Agreement shall be and remain confidential and shall not be disclosed to any third party, except as required by law or as required to supply information required by any financial institution.

4.36                           To pay all Health Professionals who have rendered Referral Services to Member within forty five (45) working days following receipt of a clean, undisputed claim, consistent with the regulations of the Commissioner of Corporations governing BLUE CROSS.

4.37                           To cooperate with BLUE CROSS administration of its internal quality of care review and grievance procedures.  The parties acknowledge and agree that authority to perform Utilization Management Program activities and Quality Management Program activities under this Agreement is a delegation of BLUE CROSS authority pursuant to Sections 1370 and 1370 ??? of the Health & Safety Code, and all or part of this authority may be revoked at any time.  The scope of delegated authority shall be as set forth in the Utilization Management Program guidelines and the Quality Management Program guidelines issued by BLUE CROSS and provided to PARTICIPATING MEDICAL GROUP.  The proceedings of the Utilization Management and Quality Management Committees shall be strictly confidential between BLUE CROSS and PARTICIPATING MEDICAL GROUP and are subject to the protections set forth in Sections 1370 and 1370.1.

4.38                           That if BLUE CROSS determines in good faith that any PARTICIPATING MEDICAL GROUP Physician(s):

(1)  does not meet the requirements specified herein; or

(2)  that the health, safety or welfare of Members is jeopardized by continuation of any PARTICIPATING MEDICAL GROUP Physician to provide services to Members; or

(3)  if PARTICIPATING MEDICAL GROUP Physician(s) furnishes false, incomplete, or inaccurate information to BLUE CROSS in the application to participate; or

(4)  at any time during the term of this Agreement, a PARTICIPATING MEDICAL GROUP Physician(s) suffers revocation, termination or suspension of Physician’s medical license or medical staff privileges; or

(5)  the ability of the PARTICIPATING MEDICAL GROUP Physician(s) to perform the services covered by this Agreement is otherwise imparted;

PARTICIPATING MEDICAL GROUP warrants that upon written request of BLUE CROSS said PARTICIPATING MEDICAL GROUP Physician(s) shall be excluded from providing services to Members under this Agreement.  PARTICIPATING MEDICAL GROUP and PARTICIPATING MEDICAL GROUP Physician(s) may present to BLUE CROSS for further consideration any additional information or explanation regarding PARTICIPATING MEDICAL GROUP Physician’s compliance with the requirements set forth herein.  However, BLUE CROSS retains the right to make the final decision regarding a PARTICIPATING MEDICAL GROUP Physician’s participation under this Agreement.

4.39                           That visits to the Member’s home within the PARTICIPATING MEDICAL GROUP Service Area by a Primary Care Physician, shall occur as necessary within that Physician’s discretion.

4.40                           That PARTICIPATING MEDICAL GROUP will not request, demand, require or otherwise seek the transfer or removal of any Member from the care of PARTICIPATING MEDICAL GROUP based on that Member’s need of, or utilization of, Medically Necessary services.

4.41                           That unless agreed to in writing by BLUE CROSS, this Agreement shall not apply to organized physician groups (including, but not limited to, Independent Practice Associations) that PARTICIPATING MEDICAL GROUP acquires, manages or affiliates with subsequent to the effective date of this Agreement.

V.            BLUE CROSS SERVICES AND RESPONSIBILITIES

BLUE CROSS agrees:

5.01                           To perform, or arrange for the performance of, all necessary accounting and enrollment functions with respect to marketing and administering the CALIFIORNIAKIDS Program, and to issue a CALIFORNIAKIDS identification card to each Member.  However, CALIFORNIAKIDS Program enrollment shall be determined by CALIFORNIAKIDS HEALTHCARE FOUNDATION, INC.

5.02                           To provide PARTICIPATING MEDICAL GROUP with Member Eligibility Reports, as set forth in Article VI

5.03                           That, to the extent compatible with its obligations to BLUE CROSS hereunder, PARTICIPATING MEDICAL GROUP reserves the right to provide professional services to persons who are not Members.

5.04                           To provide PARTICIPATING MEDICAL GROUP with claims paid data, in a format to be mutually agreed upon.

5.05                           To make trained personnel available to PARTICIPATING MEDICAL GROUP to assist in Quality Management activities.

5.06                           To notify and consult with PARTICIPATING MEDICAL GROUP with respect to the development of any material changes, as determined by BLUE CROSS, or amendments to the Benefit Agreements, and to obtain PARTICIPATING MEDICAL GROUP’s consent to changes that BLUE CROSS believes may materially affect PARTICIPATING MEDICAL GROUP, except for changes required by law.  The foregoing consent will not be unreasonably withheld by PARTICIPATING MEDICAL GROUP, so long as Capitation payments are adjusted as mutually agreed to reflect any additional services which may be required due to any amendment or change in Member benefits.

5.07                           To accept sole responsibility for filing reports, obtaining approval and complying with the applicable laws and regulations of state, federal and other regulatory agencies having jurisdiction over BLUE CROSS, on the condition that PARTICIPATING MEDICAL GROUP cooperates in providing BLUE CROSS with any information and assistance reasonably required. PARTICIPATING MEDICAL GROUP is not required to provide information which is confidential in any other existing contract of PARTICIPATING MEDICAL GROUP.

5.08                           That nothing contained in this Agreement is intended to interfere with the professional relationship between any Member and the Member’s PARTICIPATING MEDICAL GROUP Physician(s).

5.09                           To collect, or arrange to have collected, all premiums, Member payments and other items of income to which BLUE CROSS is entitled under its contracts or otherwise, except for (a) co-payments, (b) payments for non-Covered Medical Services, (c) coordination of benefits payments for professional services which may be collected by PARTICIPATING MEDICAL GROUP under the conditions set forth in the Member’s CALIFORNIAKIDS Benefit Agreement, and (d) third party liability payments for professional services.  BLUE CROSS shall assign its right to collect such payments for professional services to PARTICIPATING MEDICAL GROUP.  PARTICIPATING MEDICAL GROUP’s methods of collection of such payments shall be conducted in a reasonable and nonegregious manner and only proper legal procedures may be used to enforce such payment.

5.10                           To consult with PARTICIPATING MEDICAL GROUP regarding any changes, as determined by BLUE CROSS, in operating procedures and policies, as set forth in the CALIFORNIAKIDS Operations Manual, and to provide PARTICIPATING MEDICAL GROUP with an opportunity to comment on any policy and procedural changes which may have a substantial impact on PARTICIPATING MEDICAL GROUP.

VI.           ELIGIBILITY LISTINGS

6.01                           Eligibility listings of Members assigned to PARTICIPATING MEDICAL GROUP shall be provided in the following manner:

A.                                   BLUE CROSS shall maintain, update and distribute monthly, Member Eligibility Reports listing the persons who are eligible to receive Covered Medical Services during the applicable month.

B.                                     PARTICIPATING MEDICAL GROUP shall receive copies of the Eligibility Reports.

C.                                     In the event care is provided to an ineligible person, based on an erroneous or delayed Eligibility Report, BLUE CROSS shall be financially responsible for all care provided by PARTICIPATING MEDICAL GROUP prior to the time PARTICIPATING MEDICAL GROUP received notice of that person’s inteligibility, on the condition that PARTICIPATING MEDICAL GROUP shall supply BLUE CROSS with evidence that PARTICIPATING MEDICAL GROUP has unsuccessfully sought payment for all or a portion of the charges from the ineligible person, or the person having legal responsibility for the ineligible person, through two billing cycles, or through a period of sixty (60) days, whichever is greater.  In that event, BLUE CROSS’ responsibility for physician compensation shall be measured as set forth in Exhibit H or the actual billed amount, whichever is less.  The obligations of BLUE CROSS under this Subsection C shall be conditioned upon the exercise of prudent judgment by PARTICIPATING MEDICAL GROUP evidenced by reasonable efforts to contact BLUE CROSS for verification of the eligibility of each Member prior to providing or arranging Covered Medical Services.

VII.          COMPENSATION TO PARTICIPATING MEDICAL GROUP

7.01                           Exhibit I sets forth the Capitation payments for new and renewing business.  The applicable Capitation for each CALIFORNIAKIDS Member assigned to PARTICIPATING MEDICAL GROUP shall be paid monthly, prorated in accordance with Member eligibility.

7.02                           Compensation shall be paid in consideration for providing Capitation Services and arranging non-Capitation Services designated as BLUE CROSS’ responsibility in Exhibit A, in a manner consistent with this Agreement for each CALIFORNIAKIDS Member assigned to PARTICIPATING MEDICAL GROUP, and in consideration for all Capitation Services arranged through referral for Members by PARTICIPATING MEDICAL GROUP.  The Capitation payment shall be made by the tenth of each month and shall be computed on the basis of the most current information available.  In the event an error is made in the computation of the Capitation payment, resulting in an overpayment or underpayment to PARTICIPATING MEDICAL GROUP, BLUE CROSS reserves the right to adjust subsequent Capitation payments to PARTICIPATING MEDICAL GROUP to offset such overpayment or underpayment.

Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation amount payable, including retroactivity and identities those Members whose retroactivity had a financial impact on the total Capitation payment.  A complete listing of Members that are eligible for Capitation Services is provided in the monthly Eligibility Report, as set forth in Article VI.

7.03                           PARTICIPATING MEDICAL GROUP agrees that in no event shall any allowable co-payment or reimbursement amount, or sum thereof, due PARTICIPATING MEDICAL GROUP, exceed the cost to PARTICIPATING MEDICAL GROUP of providing the service or item which was billed.

7.04                           PARTICIPATING MEDICAL GROUP agrees to continue to provide or arrange for all Covered Medical Services and benefits to any Member, or former Member, who is eligible for coverage under the Extension of Benefits provision of the Benefit Agreements, in exchange for the then current Capitation amount per Member per month.

7.05                           PARTICIPATING MEDICAL GROUP agrees to be responsible for professional and technical charges, as described in Exhibit A, for laboratory procedures and diagnostic imaging examinations rendered to Members, as a part of, and concurrent with benefits set forth in this Agreement, whether billed by the hospital or by a qualified Health Professional.

7.06                           In the event a referral provider has not been reimbursed for authorized Referral Services or that any other provider has not been reimbursed by PARTICIPATING MEDICAL GROUP as required under their Agreement for services provided to Members within forty-five (45) working days following receipt of a clean, undisputed claim, then after notice BLUE CROSS shall have the option to pay a clean and uncontested claim and deduct such payment (including any interest payable under Health & Safety Code Section 1371), plus an administrative charge equal to ten percent (10%) of the claim amount, from any monies due from BLUE CROSS to PARTICIPATING MEDICAL GROUP.

VIII.        ENROLLMENT PROTECTION

8.01                           Enrollment Protection is a program designed to limit PARTICIPATING MEDICAL GROUP’s liability for Capitation Services expense.

8.02                           The liability of PARTICIPATING MEDICAL GROUP for expenses for Capitation Services rendered to any single Member during the calendar year shall be limited to the first SIX THOUSAND DOLLARS ($6,000.00) of Capitation Services expenses, which have been incurred by PARTICIPATING MEDICAL GROUP for that Member.

8.03                           The total expense of PARTICIPATING MEDICAL GROUP for Capitation Services rendered to any single Member during the calendar year shall be calculated according to the fee schedule set forth in Exhibit H.  In the event the foregoing calculation for any given procedure results in a figure greater than the actual cost of the procedure as billed by a third party, then the actual cost for that procedure shall be deemed to be the amount actually paid by PARTICIPATING MEDICAL GROUP.

8.04                           Expenses in connection with the following services shall not be included as Capitation Services expenses incurred by PARTICIPATING MEDICAL GROUP in reaching the Enrollment Protection level:

A.                                   Services rendered in connection with Workers’ Compensation cases.

B.                                     Services for which payment in obtained from third-party sources.

C.                                     Services for which payment is obtained from BLUE CROSS through any coverage other than CALIFORNIAKIDS.

All co-payments applicable to Capitation Services rendered to Members shall be subtracted from Capitation Services expenses.  When the PARTICIPATING MEDICAL GROUP is capitated by two coverages for one Member, the PARTICIPATING MEDICAL GROUP agrees to coordinate all related co-payments under the Coordination of Benefits rules in the Member’s Benefit Agreement.

8.05                           PARTICIPATING MEDICAL GROUP shall maintain records necessary to evidence having reached the Enrollment Protection level.  After reaching the Enrollment Protection level with regard to any CALIFORNIAKIDS Member, during the remainder of the calendar year PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for one hundred percent (100%) of services rendered, or provided, to that Member by PARTICIPATING MEDICAL GROUP, calculated in accordance with Sections 8.02, 8.03 and 8.04.  Reimbursement to PARTICIPATING MEDICAL GROUP for Enrollment Protection shall be made by BLUE CROSS in accordance with the lesser of (i) actual billed charges; (ii) the fee schedule set forth in Exhibit H; (iii) the rate negotiated between BLUE CROSS and the provider of services; or (iv) the amount actually paid by PARTICIPATING MEDICAL GROUP.  Such reimbursement shall be made on a monthly basis, within forty-five (45) working days of submission of complete and accurate documentation by PARTICIPATING MEDICAL GROUP.  Services which are not set forth in Exhibit H shall be reimbursed by BLUE CROSS at the actual charges paid by PARTICIPATING MEDICAL GROUP.

8.06                           PARTICIPATING MEDICAL GROUP and BLUE CROSS acknowledge and agree that PARTICIPATING MEDICAL GROUP limitations of liability as set forth in this Article VIII shall be conditioned upon submission of clean undisputed claims to BLUE CROSS no later than twelve (12) months after the date of the service rendered to Members.  Any claims under the Enrollment Protection program which would otherwise be the responsibility of BLUE CROSS under this Agreement shall be the financial responsibility of PARTICIPATING MEDICAL GROUP if a clean undisputed claim is not submitted within twelve (12) months of the date of service.  For the purpose of this Agreement, a clean claim shall mean a claim that meets all BLUE CROSS requirements with respect to back-up information.

IX.           PROFESSIONAL SERVICES RENDERED TO MEMBERS WHO ARE INPATIENTS

9.01                           PARTICIPATING MEDICAL GROUP shall provide continuity of professional care for each Member assigned to PARTICIPATING MEDICAL GROUP, during the term of this Agreement.  Such care shall include coordination of admission of the Member to a Healthcare Facility whenever Medically Necessary.  BLUE CROSS shall have no financial responsibility for such services.

X.            TERM OF AGREEMENT, TERMINATION

10.01                     This Agreement shall be in effect for a one (1) year period (“Initial Term”) from the date noted on page 1.  Unless written notice of intent not to renew or of intent to modify this Agreement is provided at least ninety (90) days prior to completion of the Initial Term or any subsequent renewal period, this Agreement shall renew upon the same terms and conditions for consecutive one year periods each year thereafter.

10.02                     This Agreement may be terminated by either party at any time upon at least one hundred twenty (120) days prior written notice to the other party.

10.03                     Should this Agreement be terminated, PARTICIPATING MEDICAL GROUP agrees to continue to provide Capitation Services and to arrange for access to Institutional Services, when required, for all Members assigned to PARTICIPATING MEDICAL GROUP, including any Members who become eligible during the notice periods set forth in Sections 10.01 or 10.02 above, and to provide these services consistent with the terms and conditions of the applicable Benefit Agreements.  In such case, Capitation Services rendered to Members shall be compensated at the applicable rates set forth in Exhibit H after termination.

In the event this Agreement is terminated, BLUE CROSS shall have the right, but not the obligation, to directly pay any bills for expenses for Referral Services rendered to Members assigned to PARTICIPATING MEDICAL GROUP which remain outstanding on the date of termination.  BLUE CROSS shall immediately be notified in writing of all such outstanding bills for Referral Services and BLUE CROSS shall have the right to set off the amount of such payments against any amount due PARTICIPATING MEDICAL GROUP for Capitation Services, or any other payments due PARTICIPATING MEDICAL GROUP.

The right to set off such payments against any amounts due under this Agreement shall be in addition to any other rights BLUE CROSS may have under this Agreement, or in law or in equity.

10.04                     Termination of this Agreement shall not affect any rights or obligations hereunder which shall have previously accrued, or shall thereafter arise, with respect to any occurrence prior to termination, and such rights and obligations shall continue to be governed by the terms of this Agreement.

Without limiting the foregoing, if this Agreement is terminated, PARTICIPATING MEDICAL GROUP shall continue to provide and be compensated under the terms of this Agreement for Covered Medical Services provided to each Member who is under the care of PARTICIPATING MEDICAL GROUP at the time of that termination, until the services being rendered to that Member are completed or reasonable and medically appropriate provision is made for the assumption of such services by another contracting provider.

10.05                     In the event of a material breach of this Agreement the party claiming the breach shall give written notice to the other, with registered or certified mail.  The notice shall specify the breach with as much detail as possible.  The party receiving the notice shall then have thirty (30) days to commence curing the breach.  If the breach is not cured to the satisfaction of the complaining party within sixty (60) days after the notice is received by the other party, this Agreement shall terminate at the end of the sixtieth (60th) day or if the breach is by PARTICIPATING MEDICAL GROUP, BLUE CROSS may in the alternative withhold fifteen percent (15%) of the Capitation until such breach is cured to BLUE CROSS’ satisfaction.

XI.           ARBITRATION OF DISPUTES BETWEEN BLUE CROSS AND PARTICIPATING MEDICAL GROUP

11.01                     PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to meet and confer in good faith to resolve any problems or disputes that may arise under this Agreement.

11.02                     Any problem of dispute arising under this Agreement and or concerning the terms of this Agreement that is not satisfactorily resolved under Section 11.01 shall be arbitrated.  The arbitration shall be initiated by either party making a written demand for arbitration on the other party.  The arbitration shall be conducted by the American Arbitration Association (AAA) under the Commercial Rules of the AAA.  The arbitration shall also be subject to California Code of Civil Procedure, Title Nine, Section 1280, et. seq., unless otherwise mutually agreed.  The parties agree that the decision of the arbitrator shall be final and binding as to each of them, except to the extent that California or Federal law provide for the review of arbitration proceedings.  Issues as to whether malpractice was committed by a physician shall not be subject to arbitration by the AAA unless otherwise agreed in writing by the parties and the AAA.

11.03                     Arbitration Fee.  In all cases submitted to AAA, the parties agree to share equally the AAA administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator.  The administrative fee shall be advanced by the initiating party subject to final apportionment by the arbitrator in the award.

11.04                     Enforcement of Award.  The parties agree that the arbitrator’s award may be enforced in any court having jurisdiction thereof by the filing of a petition to enforce said award.  Costs of filing may be recovered by the party that initiates the action to have an award enforced.

11.05                     Alternative Dispute Settlement Techniques.  Should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques, such as mediation or fact-finding, a joint request for such services may be made to the AAA, or the parties may initiate such other procedures as they may mutually agree upon.

11.06                     Limitation.  Nothing contained herein is intended to create, nor shall it be construed to create, any right of any Member to independently initiate the arbitration procedure established in this Article.  This limitation shall not prevent BLUE CROSS from initiating such procedures as the representative of its Members, or PARTICIPATING MEDICAL GROUP from initiating such procedures on behalf of Members for whom they have assumed responsibility for the provision of Capitation Services, and for arranging for access to Institutional Services, provided that in any such case BLUE CROSS or PARTICIPATING MEDICAL GROUP, respectively, shall be considered the initiating party for the purposes of Section 11.03 hereof.

11.07                     Each party hereto agrees to notify the other at the earliest reasonably time in the event of any dispute which may be arbitrated, and in the event either party becomes aware of facts or circumstances which indicate a reasonable possibility of litigation with any third person or entity, and which are relevant to any rights, obligations, or other responsibilities under this Agreement.

XII.         CALIFORNIAKIDS MEMBER GRIEVANCE SYSTEM

12.01                     In the event a Member perceives a problem which the CALIFORNIAKIDS Coordinator is unable to satisfactorily resolve, the Member shall be advised to complete a Grievance Form and submit it to the CALIFORNIAKIDS Coordinator.  The grievance shall be reviewed and resolved if possible, by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee.

12.02                     PARTICIPATING MEDICAL GROUP shall maintain a log of all grievances heard by PARTICIPATING MEDICAL GROUP’s Quality Management Committee filed by Members who are assigned to PARTICIPATING MEDICAL GROUP and shall regularly forward a copy of each grievance to the CALIFORNIAKIDS Quality Management Representative.

12.03                     PARTICIPATING MEDICAL GROUP shall provide a written response to Member within fifteen (15) working days of receipt of grievance.  In the event a grievance cannot be resolved by the PARTICIPATING MEDICAL GROUP’s Quality Management Committee to the complaining Member’s satisfaction within fifteen (15) working days of receipt, the Member may appeal to BLUE CROSS using the procedures in the Member’s Benefit Agreement and in the CALIFORNIAKIDS Operations Manual.  In the event that the Member appeals to BLUE CROSS, PARTICIPATING MEDICAL GROUP agrees to provide BLUE CROSS with a response to the grievance and the pertinent medical records within ten (10) days from the date of such request by BLUE CROSS.

12.04                     The Member and PARTICIPATING MEDICAL GROUP shall be notified of the disposition of the complaint by BLUE CROSS within fifteen (15) working days of making the appeal.

XIII.        MISCELLANEOUS PROVISIONS

13.01                     Amendment.  This Agreement or any part or section of it may be amended at any time during the term of the Agreement by mutual written consent of duly authorized representatives of BLUE CROSS and PARTICIPATING MEDICAL GROUP.

13.02                     Assignment.  BLUE CROSS and PARTICIPATING MEDICAL GROUP, pursuant to mutual written agreement, may assign rights and duties established under this Agreement, provided that no such assignment shall adversely affect the rights or duties of Members or be in conflict with the requirements of state or federal laws or regulations under which BLUE CROSS is licensed or regulated.

13.03                     Marketing, Advertising and Publicity.  BLUE CROSS shall have right to use the name of PARTICIPATING MEDICAL GROUP for purposes of informing Members and prospective Members of the identity of PARTICIPATING MEDICAL GROUP.

Except as provided above, BLUE CROSS and PARTICIPATING MEDICAL GROUP each reserve the right to control the use of their respective names and all symbols, trademarks or service marks presently existing, or later established.  In addition, except as provided above, neither BLUE CROSS nor PARTICIPATING MEDICAL GROUP shall use the other party’s name, symbols, trademarks or service marks in advertising or promotional materials, or otherwise, without the prior written consent of that party, and shall cease any such usage immediately upon written notice of the party, or on termination of this Agreement, whichever first occurs.

13.04                     Sole Agreement.  This Agreement with its Exhibits and the CALIFORNIAKIDS Operations Manual, represents the entire agreement between the parties hereto and supersedes any and all prior or contemporaneous, written or oral agreements, representations or understandings.

13.05                     Independent Contractors.  PARTICIPATING MEDICAL GROUP shall furnish care or other benefits to Members as an independent contractor, and BLUE CROSS shall not be liable for any claim or demand on account of damages arising out of, or in connection with, any injuries suffered by any Member while receiving care from, or care authorized by, PARTICIPATING MEDICAL GROUP or any of its member Physicians.

13.06                     Severability.  If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated as a result of such decision.

13.07                     Notices.  Any notice which is required or permitted to be given pursuant to this Agreement shall be in writing and shall either be personally delivered, or sent by registered or certified mail, in the United States Postal Service, return receipt requested, postage prepaid, addressed to each party at its principal office or at the address provided in writing to the other.  Notices shall be effective when received.

13.08                     Maximum Capacity.  The maximum capacity of PARTICIPATING MEDICAL GROUP during the term of this Agreement shall be                                         Members.

13.09                     Knox-Keene Act.  BLUE CROSS is subject to the requirements of the Knox-Keene Act and any provision required to be in this Agreement thereunder shall bind BLUE CROSS and PARTICIPATING MEDICAL GROUP, whether or not expressly provided in this Agreement.

13.10                     Confidentiality.  PARTICIPATING MEDICAL GROUP and BLUE CROSS agree to keep confidential, except as otherwise required by applicable law or this Agreement, the terms and conditions of this Agreement and any amendments thereto.  Violation of the above shall be deemed a material breach.

13.11                     Waiver.  The waiver by either party of a failure to perform any covenant or condition set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other covenant or condition set forth in this Agreement.

13.12                     Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of California.

13.13                     Exhibits.  All exhibits attached to this Agreement are incorporated herein by this reference.

IN WITNESS HEREOF, the parties hereto have executed this Agreement by their officers thereunto duly authorized on the date and year first above written.

BLUE CROSS OF CALIFORNIA		Gateway Medical Group, Inc.

Signature:	/s/ Lorraine Salvatore	Signature:	/s/ Marlean Free

Name:	Lorraine Salvatore	Name:	MARLEAN FREE

Vice President
Title:	Network Development/Management & Medicare	Title:	DIRECTOR

Date:	1/7/00	Date:	12/27/99

EXHIBIT A

CALIFORNIAKIDS PROGRAM

DIVISION OF FINANCIAL RESPONSIBILITIES

List of Benefits / Services	Capitation	BLUE CROSS

ACUPUNCTURE	***	***

AIDS	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

ALLERGY TESTING & TREATMENT	***	***
Professional Component	***	***
Serums	***	***

AMBULANCE: Air or Ground	***	***
In-Area	***	***
Out-of-Area	***	***

AMNIOCENTESIS	***	***
Outpatient Facility Component	***	***
Professional Component	***	***

ANESTHETICS, Administration of (Outpatient Surgery Only)	***	***

ARTIFICIAL EYE	***	***

ARTIFICIAL INSEMINATION	***	***

ARTIFICIAL LIMBS (Prosthetic Device)	***	***

BIOFEEDBACK	***	***

BLOOD AND BLOOD PRODUCTS	***	***
From Blood Bank	***	***
Autologous Blood Donation	***	***

CHEMICAL DEPENDENCY REHABILITATION	***	***
Inpatient Facility Component	***	***
Inpatient Professional Component	***	***
Outpatient Facility Component	***	***
Outpatient Professional Component	***	***

*** All references to division of financial responsibility have been deleted.

List of Benefits / Services	Capitation	BLUE CROSS

CHEMOTHERAPY DRUGS (intravenously administered)	***	***
Professional Component	***	***
Chemotherapy Drugs	***	***

CHIROPRACTIC (Referred Service only)	***	***

COLOSTOMY SUPPLIES	***	***
Inpatient Facility Component	***	***
Outpatient Dispensing	***	***
In Conjunction with Home Health	***	***

DENTAL SERVICES (accidental injury to sound natural teeth and dental work necessary for the construction of non-dental structures)	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

DETOXIFICATION	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

DURABLE MEDICAL EQUIPMENT (DME)	***	***

EMERGENCY ADMISSIONS: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ADMISSIONS: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMERGENCY ROOM: In-Area	***	***
Facility Component	***	***
Professional Component	***	***

*** All references to division of financial responsibility have been deleted.

List of Benefits / Services	Capitation	BLUE CROSS

EMERGENCY ROOM: Out-of-Area	***	***
Facility Component	***	***
Professional Component	***	***

EMPLOYMENT PHYSICAL EXAMS	***	***

ENDOSCOPIC STUDIES	***	***
Outpatient Facility Component	***	***
Professional Component	***	***

EXPERIMENTAL PROCEDURES	***	***

FAMILY PLANNING SERVICES	***	***
Inpatient Facility Component	***	***
Outpatient Clinic or Non-Hospital Facility Component	***	***
Professional Component	***	***

FETAL MONITORING	***	***
Inpatient Facility Component	***	***
Professional Component	***	***

GENETIC TESTING	***	***

HEALTH EDUCATION	***	***

HEALTH EVALUATIONS/PHYSICALS (required by third party or outside agency)	***	***

HEARING AIDS	***	***

HEARING SCREENING	***	***

HEMODIALYSIS	***	***
Inpatient / Outpatient Facility Component	***	***
Professional Component	***	***

HEPATITIS B VACCINE / GAMMA GLOBULIN	***	***

HOME HEALTH (including medications)	***	***

*** All references to division of financial responsibility have been deleted.